PC&J Performance Fund

                       Supplement Dated November 26, 2003
                         To Prospectus Dated May 1, 2003


     The following replaces in its entirety the "Determination of Share Price" section of the prospectus on page 12:

DETERMINATION  OF  SHARE  PRICE

On each day that the Fund is open for business, the net asset value of the shares is determined as of 4:00 P.M., Dayton, Ohio time. The Fund is open for business on each day the New York Stock Exchange is open for business, except the day after Thanksgiving, and on any other day when there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including estimated accrued expenses) by the total number of shares then outstanding.

Securities that are traded on any national exchange are generally valued at the last quoted sales price or, if unavailable, the last bid price. Securities that are traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Securities may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. If the Adviser decides through the due diligence process that the last sale price, last bid price, or NASDAQ Official Closing Price does not accurately reflect current value and therefore market quotations are not readily available, the security is valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.


The share price of the Fund will fluctuate with the value of its portfolio securities.

     This supplement and the Prospectus dated May 1, 2003 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated May 1, 2003, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-888-223-0600.